Ohio National Fund, Inc.

Supplement dated October 7, 2014

to the Prospectus dated May 1, 2014

The following supplements and amends the prospectus dated May 1, 2014:

Mid Cap Opportunity Portfolio

Under the section “Management,” information regarding Jeffrey Rabinowitz is deleted and replaced with the following:

Craig Glassner, MD, CFA, is a Managing Director at GSAM and has been a Portfolio Manager of the Portfolio since 2013. Ashley R. Woodruff, CFA, is a Managing Director at GSAM and has been a Portfolio Manager of the Portfolio since July 2014.

Fund Management

Under the section “Management of Portfolios,” information regarding Jeffrey Rabinowitz is deleted and replaced with the following:

Ashley R. Woodruff, CFA, has been a Portfolio Manager of the Mid Cap Opportunity Portfolio since July 2014. Ms. Woodruff joined GSAM in 2013. She is a consumer sector portfolio manager, and is responsible for portfolio management and investment research process of the companies within the consumer sector. Previously, she was a vice president at T. Rowe Price where she was a senior analyst in the consumer sector.